                                                                    EXHIBIT 10.5

                      SECOND AMENDMENT TO CREDIT AGREEMENT
              FIRST AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT


                  SECOND AMENDMENT, dated as of June 17, 2004 (this "Amendment"), to the Credit Agreement, dated as of October 22, 2003 (as amended from time to time, the "Credit Agreement"), among BEVERLY ENTERPRISES, INC., a Delaware corporation (the "Borrower"), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the "Lenders"), LEHMAN BROTHERS INC., as advisor, sole lead arranger and sole bookrunner, LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity, the "Administrative Agent"), BANK OF MONTREAL and GENERAL ELECTRIC CAPITAL CORPORATION, as syndication agents and as co-arrangers, and MERRILL LYNCH CAPITAL and WELLS FARGO FOOTHILL, INC., as documentation agents; and FIRST AMENDMENT to the Guarantee and Collateral Agreement (as defined in the Credit Agreement).

                                  WITNESSETH:


                  WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

                  WHEREAS, Borrower has requested certain amendments to the Credit Agreement and the Guarantee and Collateral Agreement as more fully set forth herein; and

                  WHEREAS, the Lenders are willing to agree to such amendments on the terms and subject to the conditions contained in this Amendment.

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                  SECTION 2. Amendments to Section 1.1 of the Credit Agreement (Definitions). (a) The definitions of "Applicable Margin", "Beverly Funding Facility", "Mortgaged Properties", "Revolving Credit Commitment", "Subordinated
Note Indenture", "Subordinated Notes", "Term Loan Commitment" and "Term Loan Percentage" set forth in Section 1.1 of the Credit Agreement are hereby amended in their respective entireties to read as follows:

                  "Applicable Margin": (a) for each Type of Loan under the Revolving Credit Facility, as determined pursuant to the applicable Pricing Grid and (b) for each Type of Loan under the Term Loan Facility, the rate per annum set forth opposite such Facility under the relevant column heading below:

                                                Base Rate        Eurodollar
                                                  Loans             Loans
                                                ---------        ----------
                  Term Loan Facility              1.50%             2.50%

         provided that on and after January 1, 2005, the Applicable Margins in respect of the Term Loan Facility will be determined pursuant to the applicable Pricing Grid based upon the Ratings then in effect.

                  "Beverly Funding Facility": a credit facility entered into by Beverly Funding for the purposes of providing liquidity to the Borrower and its Subsidiaries with respect to letters of credit issued for the account of Beverly Funding or securities issued by Beverly Funding, as the same may be amended, supplemented, replaced or refinanced from time to time, including as replaced with the Additional Letter of Credit Facility.

                  "Mortgaged Properties": the real properties listed on Schedule 1.1, as to which the Administrative Agent for the benefit of the applicable Secured Parties shall be granted a Lien pursuant to one or more Mortgages; provided that, after the execution and delivery of any additional Mortgage, the term "Mortgaged Properties" shall include the real property subject to such Mortgage.

                  "Revolving Credit Commitment": as to any Lender, the obligation of such Lender, if any, to make Revolving Credit Loans and participate in Letters of Credit, in an aggregate principal and/or face amount not to exceed the amount set forth under the heading "Revolving Credit Commitment" opposite such Lender's name (a) on Schedule 1 to the Lender Addendum delivered by such Lender, (b) on Schedule 1 to the Lender Addendum, substantially in the form of Exhibit A to the Second Amendment, delivered by such Lender on the Second Amendment Effective Date as provided in Section 17 of the Second Amendment, or (c) in the Assignment and Acceptance pursuant to which such Lender became a party hereto, in each case as the same may be changed from time to time pursuant to the terms hereof. The original aggregate amount of the Total Revolving Credit Commitments is $75,000,000. The aggregate amount of the Total Revolving Credit Commitments on the Second Amendment Effective Date is $90,000,000.

                  "Subordinated Note Indenture": the collective reference to (a) the First Supplemental Indenture entered into by the Borrower in connection with the issuance of its 2.75% Convertible Subordinated Notes due 2033 and (b) the Indenture entered into by the Borrower and certain of its Subsidiaries in connection with the issuance of its 7-7/8% Senior Subordinated Notes due 2014, in each case together with all instruments and other agreements entered into by the Borrower in connection therewith, as the same may be amended, supplemented or otherwise modified from time to time in accordance with Section 7.9.

                  "Subordinated Notes": the collective reference to (a) the 2.75% Convertible Subordinated Notes due 2033 of the Borrower issued on the Closing Date pursuant to the Subordinated Note Indenture referred to in clause (a) of the definition thereof and (b) the 7-7/8% Senior Subordinated Notes due 2014 of the Borrower issued on the Second

         Amendment Effective Date pursuant to the Subordinated Note Indenture referred to in clause (b) of the definition thereof.

                  "Term Loan Commitment": as to any Lender, the obligation of such Lender, if any, to make a Term Loan to the Borrower hereunder on the Second Amendment Effective Date in a principal amount not to exceed the amount set forth under the heading "Term Loan Commitment" opposite such Lender's name on Schedule 1 to the Lender Addendum, substantially in the form of Exhibit A to the Second Amendment, delivered by such Lender on the Second Amendment Effective Date as provided in Section 17 of the Second Amendment, or, as the case may be, in the Assignment and Acceptance pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof. The original aggregate amount of the Term Loan Commitments is $134,325,000.

                  "Term Loan Percentage": as to any Term Loan Lender at any time, the percentage which such Lender's Term Loan Commitment then constitutes of the aggregate Term Loan Commitments (or, at any time after the Second Amendment Effective Date, the percentage which the aggregate principal amount of such Lender's Term Loan then outstanding constitutes of the aggregate principal amount of the Term Loans then outstanding).

                  (a) Clause (h) of the definition of "Permitted Acquisition" set forth in Section 1.1 of the Credit Agreement is hereby amended by (i) deleting the amount "$100,000,000" from clause (i) thereof and substituting the amount "$250,000,000" in lieu thereof and (ii) deleting the amount "$40,000,000" from clause (ii) thereof and substituting the amount "$100,000,000" in lieu thereof.

                  (b) The definition of "Subordinated Debt" set forth in Section
1.1 of the Credit Agreement is hereby amended by inserting the following sentence at the end thereof:

         For the avoidance of doubt, the Subordinated Notes referred to in clause (b) of the definition thereof constitute "Subordinated Debt".

                  (c) Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

                  "Existing Term Lenders": the several banks and other financial institutions or entities parties to this Agreement as Term Loan Lenders, as this Agreement was in effect immediately prior to giving effect to the Second Amendment.

                  "Existing Term Loans": outstanding term loans made by the Existing Term Lenders on the Closing Date pursuant to Section 2.1 of this Agreement, as this Agreement was in effect immediately prior to giving effect to the Second Amendment.

                  "Moody's": as defined in the definition of "Cash Equivalents" in this Section 1.1.

                  "Rating": each senior implied rating announced by Moody's and each corporate credit rating announced by S&P, in each case in respect of the Borrower.

                  "S&P": as defined in the definition of "Cash Equivalents" in this Section 1.1.

                  "Second Amendment": the Second Amendment, dated as of June 17, 2004, to this Agreement.

                  "Second Amendment Effective Date": as defined in Section 18 of the Second Amendment.

                  SECTION 3. Amendment to Section 2.1 of the Credit Agreement (Term Loan Commitments). The first sentence of Section 2.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

         Subject to the terms and conditions hereof, the Term Loan Lenders severally agree to make term loans (each, a "Term Loan") to the Borrower on the Second Amendment Effective Date in an amount for each Term Loan Lender not to exceed the amount of the Term Loan Commitment of such Lender.

                  SECTION 4. Amendment to Section 2.2 of the Credit Agreement (Procedure for Term Loan Borrowing). Section 2.2 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  2.2 Procedure for Term Loan Borrowing. (a) The Borrower shall deliver to the Administrative Agent a Borrowing Notice (which Borrowing Notice must be received by the Administrative Agent prior to 12:00 Noon, New York City time, (i) three Business Days prior to the anticipated Second Amendment Effective Date, in the case of Eurodollar Loans, and (ii) one Business Day prior to the anticipated Second Amendment Effective Date, in the case of Base Rate Loans) requesting that the Term Loan Lenders make the Term Loans on the Second Amendment Effective Date. Upon receipt of such Borrowing Notice the Administrative Agent shall promptly notify each Term Loan Lender thereof. Not later than 12:00 Noon, New York City time, on the Second Amendment Effective Date each Term Loan Lender shall make available to the Administrative Agent at the Funding Office an amount in immediately available funds equal to the Term Loan or Term Loans to be made by such Lender; provided, however, that, at the option of each Term Loan Lender that is an Existing Term Lender, all or a portion of the aggregate amount of the Existing Term Loans of such Lender may be converted to Term Loans and applied toward satisfaction of the foregoing funding requirement. Subject to the immediately preceding sentence, the Administrative Agent shall use the amounts made available to the Administrative Agent by the Term Loan Lenders to prepay the Existing Term Loans outstanding on such date.

                  (b) Notwithstanding anything to the contrary in this Agreement, the Interest Period in effect on the Second Amendment Effective Date in respect of the Existing Term Loans that are being converted to Term Loans on the Second Amendment Effective Date (the "Current Interest Period") will continue to be in effect for such Loans following the Second Amendment Effective Date, and the initial Interest Period of any new Term Loan funded on the Second Amendment Effective Date will end on the last day of the Current Interest Period.

                  (c) Any Existing Term Lender that has converted some but not all of its Existing Term Loans to Term Loans on the Second Amendment Effective Date shall be indemnified by the Borrower, with respect to the portion of its Existing Term Loans not converted to Term Loans, as provided in Section 2.19 of the Credit Agreement, which indemnity amounts shall be paid to each such Existing Term Lender on the Second Amendment Effective Date; provided, however, if an Existing Term Lender converts all of its Existing Term Loans to an equivalent amount of Term Loans on the Second Amendment Effective Date, the indemnification provided in Section 2.19(c) of this Agreement shall not apply to such Lender on the Second Amendment Effective Date.

                  SECTION 5. Amendment to Section 2.3 of the Credit Agreement (Repayment of Term Loans). Section 2.3 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  2.3 Repayment of Term Loans. The Term Loan of each Term Loan Lender shall mature in 18 consecutive installments, commencing on June 30, 2004, each of which shall be in an amount equal to such Lender's Term Loan Percentage multiplied by the amount set forth below opposite such installment:

          Installment                         Principal Amount
          -----------                         ----------------
          June 30, 2004                       $   337,500
          September 30, 2004                  $   337,500
          December 31, 2004                   $   337,500
          March 31, 2005                      $   337,500
          June 30, 2005                       $   337,500
          September 30, 2005                  $   337,500
          December 31, 2005                   $   337,500
          March 31, 2006                      $   337,500
          June 30, 2006                       $   337,500
          September 30, 2006                  $   337,500
          December 31, 2006                   $   337,500
          March 31, 2007                      $   337,500
          June 30, 2007                       $   337,500
          September 30, 2007                  $   337,500
          December 31, 2007                   $32,400,000
          March 31, 2008                      $32,400,000
          June 30, 2008                       $32,400,000
          Term Loan Maturity Date             $32,400,000

                  SECTION 6. Amendment to Section 2.4 of the Credit Agreement (Revolving Credit Commitments). Section 2.4(a) of the Credit Agreement is hereby amended by inserting the following further proviso at the end of the first sentence thereof immediately before the ".":

         , and provided further that no Revolving Credit Loans may be made if, after giving effect to such borrowing, the aggregate principal amount of all outstanding Revolving Credit Loans would exceed $75,000,000 unless the Borrower shall have satisfied the requirements of Section 6.12

                  SECTION 7. Amendment to Section 4.16 of the Credit Agreement (Use of Proceeds). Section 4.16 of the Credit Agreement is hereby amended by deleting the first sentence thereof and substituting in lieu thereof the following:

         The proceeds of the Term Loans shall be used to prepay the Existing Term Loans.

                  SECTION 8. Amendment to Section 6 of the Credit Agreement (Affirmative Covenants). Section 6 of the Credit Agreement is hereby amended by inserting the following Section 6.12 at the end thereof:

                  6.12 Revolving Credit Loans. On or prior to the date of the first borrowing of Revolving Credit Loans that would result in the aggregate principal amount of all outstanding Revolving Credit Loans exceeding $75,000,000, deliver to the Administrative Agent:

                           (a) a Revolving Credit Loan Mortgage, substantially
                  in the form of Exhibit D-1 to this Agreement with such changes thereto as are acceptable to the Administrative Agent, covering each of the Mortgaged Properties identified on
                  Schedule 1.1 attached to the Second Amendment (the "Additional Mortgaged Properties"), executed and delivered by a duly authorized officer of each party thereto;

                           (b) with respect to each Additional Mortgaged
                  Property, a mortgagee's title insurance policy (or policies) or marked up unconditional binder for such insurance; each such policy shall (i) be in an amount satisfactory to the Administrative Agent, (ii) be issued at ordinary rates, (iii) insure that the Mortgage insured thereby creates a valid first Lien on the applicable Additional Mortgaged Property, in each case, free and clear of all defects and encumbrances, except for Permitted Encumbrances, (iv) name the Administrative Agent for the benefit of the applicable Secured Parties as the insured thereunder, (v) be in the form of ALTA Loan Policy - 1970 (Amended 10/17/70 and 10/17/84) (or equivalent policies),
                  (vi) contain such endorsements and affirmative coverage as the Administrative Agent may reasonably request and (vii) be issued by title companies reasonably satisfactory to the Administrative Agent (including any such title companies acting as co-insurers or reinsurers, at the option of the Administrative Agent); and the Administrative Agent shall have received evidence satisfactory to it that all premiums in respect of each such policy, all charges for mortgage recording tax, and all related expenses, if any, have been paid;

                           (c) with respect to each Additional Mortgaged
                  Property, if requested by the Administrative Agent, (i) a policy of flood insurance that (A) covers any parcel of improved real property that is encumbered by any Mortgage, (B) is written in an amount not less than the outstanding principal amount of the indebtedness secured by such Mortgage that is reasonably allocable to such real property or the maximum limit of coverage made available with respect to the particular type of property under the National Flood Insurance Act of 1968, whichever is less, and (C) has a term ending not later than the maturity of the indebtedness secured by such Mortgage or that may be extended to such maturity date and (ii) confirmation that the Borrower has received the notice required pursuant to Section 208(e)(3) of Regulation H of the Board; and

                           (d) an executed legal opinion of local counsel in
                  each of the states listed on Schedule 1.1 to the Second Amendment and of such other special and local counsel as may be required by the Administrative Agent; each such legal opinion shall cover such other matters incident to the transactions contemplated by this Amendment as the Administrative Agent may reasonably require.

                  SECTION 9. Amendments to Section 7.2 of the Credit Agreement (Limitation on Indebtedness). (a) Section 7.2(f) of the Credit Agreement is hereby amended by deleting the words "the Subordinated Notes" in each place such words appear therein and substituting in lieu thereof the words "its 2.75% Convertible Subordinated Notes due 2033 issued on the Closing Date".

                  (a) Section 7.2(g) of the Credit Agreement is hereby amended by inserting the following further proviso at the end of clause (ii) thereof immediately before the ";":

         , and provided further that it is understood and agreed, for the avoidance of doubt, that the Borrower's 7-7/8% Senior Subordinated Notes due 2014 issued on the Second Amendment Effective Date constitute refinancing Indebtedness permitted by this clause (ii)

                  (b) Clause (ii) of Section 7.2(h) of the Credit Agreement is hereby amended in its entirety to read as follows:

         (ii) Indebtedness of the Borrower and any of its Subsidiaries in respect of the Additional Letter of Credit Facility, provided that the aggregate face amount of the Additional Letter of Credit Facility shall not exceed $40,000,000;

                  (c) Section 7.2(k) of the Credit Agreement is hereby amended by deleting therefrom the amount "$25,000,000" and substituting the amount "$50,000,000" in lieu thereof.

                  SECTION 10. Amendment to Section 7.3 of the Credit Agreement (Limitation on Liens). Clause (B) of Section 7.3(i) of the Credit Agreement is hereby amended by inserting therein the words "and the proceeds thereof" immediately following the words "Medicaid, Veteran's Administration and other governmental accounts receivables of the Borrower or any of its Subsidiaries".

                  SECTION 11. Amendment to Section 7.5 of the Credit Agreement (Limitation on Disposition of Property). Clause (ii) of Section 7.5(g) of the Credit Agreement is hereby amended in its entirety to read as follows:

         (ii) assign or grant security interests in their Medicaid, Veteran's Administration or other governmental accounts receivables and the proceeds thereof to secure the Additional Letter of Credit Facility; provided, that the net amount at any time of all uncollected accounts receivables owing to the Borrower or any of its Subsidiaries in which a security interest is so granted shall not exceed the lesser of (A) 150% of the aggregate face amount of the Additional Letter of Credit Facility and (B) $60,000,000;

                  SECTION 12. Amendment to Annex A (Pricing Grid) to the Credit Agreement. Annex A to the Credit Agreement is hereby replaced in its entirety by Annex A hereto.

                  SECTION 13. Amendment to Section 1.1 of the Guarantee and Collateral Agreement (Definitions). Clause (iv) of the definition of "Excluded Assets" set forth in Section 1.1 of the Guarantee and Collateral Agreement is hereby amended in its entirety to read as follows:

         (iv) at any time prior to the effectiveness of an Optional Increase Amendment, any Receivable and the proceeds thereof sold, pledged or to be sold or pledged to secure the Beverly Funding Facility or the Additional Letter of Credit Facility as permitted by Section 7.3(i) and 7.5(g) of the Credit Agreement,

                  SECTION 14. Amendments to Section 5.4 of the Guarantee and Collateral Agreement (Maintenance of Perfected Security Interest; Further Documentation). Section 5.4(c) of the Guarantee and Collateral Agreement is hereby amended by (a) inserting the parenthetical "(other than Deposit Accounts containing only Excluded Assets)" immediately following the words "Deposit Accounts" in clause (ii) thereof and (b) adding the following proviso at the end thereof immediately before the ".":

         ; provided such control agreements shall require the Administrative Agent to release any Excluded Assets contained in such Deposit Accounts to the Borrower or any of its Subsidiaries or their assignee, with such release to be at the request and expense of the Borrower

                  SECTION 15. Amendments to Section 6.1 of the Guarantee and Collateral Agreement (Certain Matters Relating to Receivables). Section 6.1 of the Guarantee and Collateral Agreement is hereby amended by (a) inserting the words "that constitute Collateral" immediately after the word "Receivable" in each place such word appears in paragraphs (b), (c) and (d) thereof and (b) inserting the following proviso at the end of paragraph (d) thereof immediately before the ".":

         ; provided such control agreements shall require the Administrative Agent to release any Excluded Assets contained in such lockbox accounts or Collateral Account to the Borrower or any of its Subsidiaries or their assignee, with such release to be at the request and expense of the Borrower

                  SECTION 16. Amendment to Section 6.2 of the Guarantee and Collateral Agreement (Communications with Obligors; Grantors Remain Liable).
Section 6.2(b) of the Guarantee and Collateral Agreement is hereby amended by inserting the words "that constitute Collateral" immediately after the first time the word "Receivable" appears therein.

                  SECTION 17. Joinder. From and after the Second Amendment Effective Date, each Lender executing and delivering a Lender Addendum in the form of Exhibit A hereto shall become a party to the Credit Agreement and have the rights and obligations of a Lender thereunder and under the other Loan Documents and shall be bound by the other provisions thereof.

                  SECTION 18. Conditions to Effectiveness. This Amendment shall become effective upon the date (the "Second Amendment Effective Date") on which the Administrative Agent shall have received:

                  (a) this Amendment, executed and delivered by a duly authorized officer of the Borrower;

                  (b) written consents to the execution of this Amendment ("Lender Consent Letters"), or facsimile transmissions thereof, from Lenders constituting the Supermajority Lenders and the Required Prepayment Lenders;

                  (c) a Lender Addendum executed and delivered by each Term Loan Lender and by each Revolving Credit Lender providing the additional $15,000,000 of Revolving Credit Commitments and accepted by the Borrower;

                  (d) an executed Acknowledgment and Consent, in the form set forth at the end of this Amendment, or a facsimile transmission thereof, from each Loan Party other than the Borrower (such Acknowledgment and Consent, together with this Amendment, the "Amendment Documents");

                  (e) evidence that all necessary or, in the reasonable discretion of the Administrative Agent, advisable additional or amended collateral filings have been duly made or taken and all necessary or, in the reasonable discretion of the Administrative Agent, reasonably advisable duly executed and delivered amendments to the existing Security Documents shall have became effective;

                  (f) evidence satisfactory to it that (i) all of the Senior Notes tendered in connection with a tender offer for all such notes shall have been paid, redeemed or repurchased in full with Subordinated Debt issued on terms and conditions satisfactory to the Administrative Agent, and (ii) a supplemental indenture to the Senior Note Indenture, pursuant to which the restrictive covenants under the Senior Note Indenture have been deleted, shall have been executed and delivered, and shall have become operative in accordance with its terms;

                  (g) a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Second Amendment Effective
Date) of each of (i) Weil, Gotshal & Manges LLP, counsel to the Borrower and its Subsidiaries, and (ii) John Arena, Esq., General Counsel - Corporate of the Borrower and its Subsidiaries, in each case in form and substance reasonably satisfactory to the Administrative Agent and covering such matters relating to the Loan Parties, the Loan Documents and this Amendment as the Administrative Agent shall reasonably request;

                  (h) for the account of each Lender that executes and delivers a Lender Consent Letter on or prior to 5:00 p.m., New York City time, on June 17, 2004, an amendment fee in an amount equal to 0.05% of the Aggregate Exposure of such Lender before giving effect to this Amendment;

                  (i) all fees required to be paid, and all reasonable out-of-pocket expenses for which invoices have been presented (including reasonable fees, disbursements and other charges of counsel to the Agents), on or before the Second Amendment Effective Date;

                  (j) satisfactory evidence that the outstanding principal amount of the Existing Term Loans (as defined in this Amendment) shall have been paid in full with the proceeds of the Term Loans (as defined in this Amendment) or converted into Term Loans, and that all accrued and unpaid interest and other amounts due and payable on the Existing Term Loans not converted to Term Loans shall have been paid in full;

                  (k) satisfactory evidence that the Borrower shall have made such borrowings and prepayments of Revolving Credit Loans such that, after giving effect thereto, the respective principal amounts of Revolving Credit Loans held by the Revolving Credit Lenders shall be pro rata according to their respective Revolving Credit Percentages, as amended hereby (the Borrower being obligated to pay the amounts, if any, due pursuant to Section 2.19 of the Credit Agreement in connection with such prepayments);

                  (l) a copy of the resolutions of the Board of Directors of the Borrower, in form and substance satisfactory to the Administrative Agent, authorizing the execution, delivery and performance of this Amendment and the other Loan Documents, as so amended, certified by the secretary of the Board of Directors of the Borrower as of the Second Amendment Effective Date, which certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded and are in full force and effect; and

                  (m) a certificate duly executed by a Responsible Officer of the Borrower certifying that no Default or Event of Default shall have occurred and be continuing on the Second Amendment Effective Date or after giving effect to this Amendment.

The Administrative Agent shall notify the Borrower and the Lenders of the Second Amendment Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, this Amendment shall not become effective unless each of the foregoing conditions is satisfied at or prior to 5:00 p.m., New York City time, on July 15, 2004 and the amendments described herein shall not become effective.

                  SECTION 19. Representations and Warranties. To induce the Administrative Agent to enter into this Amendment and to induce the Lenders to consent thereto and the Term Loan Lenders to make the Term Loans contemplated by this Amendment, the Borrower hereby represents and warrants to the Agents and all of the Lenders as of the Second Amendment Effective Date that:

                  (a) Each Loan Party has the corporate power and authority, and the legal right, to make and deliver the Amendment Documents to which it is a party and to perform the Loan Documents to which it is a party, as amended by the Amendment Documents, and has taken all necessary corporate action to authorize the execution, delivery and performance of such Amendment Documents and the performance of such Loan Documents, as so amended.

                  (b) No consent or authorization of, approval by, notice to, filing with or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution and delivery of the Amendment Documents or with the performance, validity or enforceability of this Amendment or the Loan Documents, as amended by the Amendment Documents.

                  (c) Each Amendment Document has been duly executed and delivered on behalf of each Loan Party which is a party thereto.

                  (d) Each Amendment Document and each Loan Document, as amended by the Amendment Documents, constitutes a legal, valid and binding obligation of each Loan Party that is a party thereto enforceable against such Loan Party in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

                  (e) The execution, delivery and performance of the Amendment Documents and the performance of the Loan Documents, as amended by the Amendment Documents, the borrowings thereunder and the use of proceeds thereof does not and will not (i) violate or conflict with any Requirement of Law or any organizational or other governing document of the Borrower or any of its Subsidiaries, (ii) violate, result in a breach of, constitute (with due notice or lapse of time or both) a default or cause any obligation, penalty or premium to arise or accrue under, any Contractual Obligation of the Borrower or any of its Subsidiaries or (iii) result in, or require the creation or imposition of any Lien upon, any Property of the Borrower or any of its Subsidiaries pursuant to any such Requirement of Law, any such organizational or other governing document, or any such Contractual Obligation (other than the Liens created by the Security Documents).

                  (f) Each of the representations and warranties made by the Borrower or any of its Subsidiaries in or pursuant to the Loan Documents that is qualified by materiality is true and correct on and as of the Second Amendment Effective Date, after giving effect to the effectiveness of this Amendment, as if made on and as of such date, and each of the representations and warranties made by the Borrower or any of its Subsidiaries in or pursuant to the Loan Documents that is not qualified by materiality is true and correct in all material respects on and as of the Second Amendment Effective Date, after giving effect to the effectiveness of this Amendment, as if made on and as of such date, except, in each case, to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct, or true and correct in all material respects, as the case may be, as of such earlier date.

                  SECTION 20. Continuing Effect of Loan Documents. This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement, the Guarantee and Collateral Agreement or the other Loan Documents not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrower that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly amended hereby, the provisions of the Credit Agreement, the Guarantee and Collateral Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with its terms.

                  SECTION 21. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

                  SECTION 22. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

            [The remainder of this page is intentionally left blank.]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                                             BEVERLY ENTERPRISES, INC.


                                             By: /s/ RICHARD D. SKELLY, JR.
                                                -----------------------------
                                                Name:  Richard D. Skelly, Jr.
                                                Title: Treasurer


                                             LEHMAN COMMERCIAL PAPER INC.,
                                             as Administrative Agent


                                             By: /s/ FRANCIS CHANG
                                                ---------------------------
                                                Name:  Francis Chang
                                                Title: Authorized Signatory

                                                                         Annex A

                     PRICING GRID FOR REVOLVING CREDIT LOANS


                                                      Applicable
                                                        Margin            Applicable Margin
                                                     for Revolving         for Revolving
                                                    Credit Loans that     Credit Loans that
           Consolidated Senior Secured              are Eurodollar         are Base Rate
                   Leverage Ratio                        Loans                Loans
           ---------------------------              -----------------     -----------------
            Greater than 2.0 to 1.0                      3.50%                 2.50%

 Less than or equal to 2.0 to 1.0 and greater            3.25%                 2.25%
                than 1.5 to 1.0

       Less than or equal to 1.5 to 1.0                  3.00%                 2.00%

Changes in the Applicable Margin with respect to Revolving Credit Loans resulting from changes in the Consolidated Senior Secured Leverage Ratio shall become effective on the date (the "Adjustment Date") on which financial statements are delivered to the Lenders pursuant to Sections 6.1(a) and (b) (but in any event not later than the 45th day after the end of each of the first three quarterly periods of each fiscal year or the 90th day after the end of each fiscal year, as the case may be) and shall remain in effect until the next change to be effected pursuant to this paragraph. If any financial statements referred to above are not delivered within the time periods specified above, then, until such financial statements are delivered, the Consolidated Senior Secured Leverage Ratio as at the end of the fiscal period that would have been covered thereby shall for the purposes of this definition be deemed to be greater than 2.0 to 1.0. In addition, at all times while an Event of Default shall have occurred and be continuing, the Consolidated Senior Secured Leverage Ratio shall for the purposes of this Pricing Grid be deemed to be greater than
2.0 to 1.0. Each determination of the Consolidated Senior Secured Leverage Ratio pursuant to this Pricing Grid shall be made for the periods and in the manner contemplated by Section 7.1(b).


                           PRICING GRID FOR TERM LOANS

                   Rating
    Level        S&P/Moody's        Base Rate Loans      Eurodollar Loans
    -----        -----------        ---------------      ----------------
      1       BB/Ba2 or higher           1.25%                2.25%

      2       Less than BB/Ba2           1.50%                2.50%

Subject to the provisions of this paragraph regarding split ratings, changes in the Applicable Margins with respect to Term Loans shall become effective on the date on which S&P and/or Moody's changes its relevant Rating. In the event the Ratings of S&P and Moody's are in different levels set forth in the grid above, the higher of the two Ratings (i.e., the Rating set forth in the grid above opposite the lower numerical level number) shall govern. In the event that, at any time, a Rating is not available from one of such rating agencies, the Applicable Margins shall be determined on the basis of the Rating from the other rating agency. In the event that, at any time, Ratings from each such rating agency are not available for companies generally, the Applicable Margins shall be determined on the basis of the last Rating(s) made available. In the event that, at any time, such Ratings are not available for the Borrower but are generally available for other companies, then the Applicable Margins shall be those set forth above opposite level 2.

                                                                    SCHEDULE 1.1
                                                             TO SECOND AMENDMENT


                         ADDITIONAL MORTGAGED PROPERTIES

Group 2 Mortgaged Properties

FAC # 0269
Beverly Manor of Reading
21 Failande Rd.
Reading, PA 19606
County:  Berks

FAC # 0286
Beverly Healthcare-Mt. Lebanon Manor
350 Old Gilkeson Road
Pittsburgh, PA  152258
County: Allegheny

FAC # 2104 Beverly Healthcare-Uniontown 129 Franklin Ave.
Uniontown, PA
County:  Fayette

FAC # 2315
Beverly Healthcare
30 Virginia Dr.
Tunkhannock, PA 18657
County:  Wyoming

                                                                       EXHIBIT A
                                                             TO SECOND AMENDMENT


                             FORM OF LENDER ADDENDUM

                                  June 17, 2004


                  Reference is made to the Credit Agreement, dated as of October 22, 2003, as amended by the Second Amendment thereto, dated as of June 17, 2004 (the "Second Amendment") (as so amended and as otherwise amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Beverly Enterprises, Inc., the Lenders parties thereto, Lehman Brothers Inc., as Arranger, Lehman Commercial Paper Inc., as Administrative Agent, and the other Agents party thereto. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                  Upon execution and delivery of this Lender Addendum by the parties hereto as provided in Section 17 of the Second Amendment, the undersigned hereby becomes a Lender under the Credit Agreement having the Commitments set forth in Schedule 1 hereto, effective as of the Second Amendment Effective Date.

                  Schedule 1 hereto sets forth the portion, if any, of the undersigned's Term Loan Commitment that the undersigned wishes to satisfy by converting to Term Loans an equivalent portion of the undersigned's outstanding Existing Term Loans.

                  THIS LENDER ADDENDUM SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  This Lender Addendum may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page hereof by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Lender Addendum to be duly executed and delivered by their proper and duly authorized officers as of the date first written above.



                                               ------------------------------
                                                        Name of Lender


                                           By:
                                               ------------------------------
                                               Name:
                                               Title:

Accepted and agreed:

BEVERLY ENTERPRISES, INC.


By: /s/ RICHARD D. SKELLY, JR.
    ------------------------------
    Name:  Richard D. Skelly, Jr.
    Title: Treasurer


LEHMAN COMMERCIAL PAPER INC., as
  Administrative Agent


By: /s/ FRANCIS CHANG
    ------------------------------
    Name:  Francis Chang
    Title: Authorized Signatory

                                                                      Schedule 1


                         COMMITMENTS AND NOTICE ADDRESS


1.        Name of Lender:
                                                      --------------------------

2.        Revolving Credit Commitment(1):             $
                                                       ----------

3.        Term Loan Commitment                        $
                                                       ----------

4.        Portion of Existing Term Loans to be
          converted to Term Loans:                    $
                                                       ----------

5.        If a new Lender, Notice Address:
                                                      --------------------------
          Attention:
                                                      --------------------------
          Telephone:
                                                      --------------------------
          Facsimile:
                                                      --------------------------




--------
(1) With respect to any existing Revolving Credit Lender, list only the amount of the additional Revolving Credit Commitment of such Lender and not the amount of such Lender's Revolving Credit Commitment in effect immediately prior to the effectiveness of the Second Amendment.

                           ACKNOWLEDGMENT AND CONSENT

                  Reference is made to the Credit Agreement described in the foregoing Amendment (the "Credit Agreement"; terms defined in the Credit Agreement being used in this Acknowledgment and Consent with the meanings given to such terms in the Credit Agreement). Each of the undersigned parties to the Guarantee and Collateral Agreement and/or one or more other Security Documents, in each case as amended, supplemented or otherwise modified from time to time, hereby (a) consents to the foregoing Amendment and the transactions contemplated thereby and (b) acknowledges and agrees that the guarantees and grants of security interests contained in the Guarantee and Collateral Agreement and other Security Documents are, and shall remain, in full force and effect after giving effect to the foregoing Amendment and all prior modifications to the Credit Agreement.

                  THIS ACKNOWLEDGMENT AND CONSENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.




            [The remainder of this page is intentionally left blank.]

                             GRANTORS (OTHER THAN THE BORROWER)

                             AEGIS THERAPIES, INC.
                             AEGIS THERAPIES - FLORIDA, INC.
                             AEGIS THERAPIES - WISCONSIN, INC.
                             BEVERLY ENTERPRISES - ALABAMA, INC.
                             BEVERLY ENTERPRISES - ARIZONA, INC.
                             BEVERLY ENTERPRISES - ARKANSAS, INC.
                             BEVERLY ENTERPRISES - FLORIDA, INC.
                             BEVERLY ENTERPRISES - GARDEN TERRACE, INC.
                             BEVERLY ENTERPRISES - GEORGIA, INC.
                             BEVERLY ENTERPRISES - ILLINOIS, INC.
                             BEVERLY ENTERPRISES - INDIANA, INC.
                             BEVERLY ENTERPRISES - KENTUCKY, INC.
                             BEVERLY ENTERPRISES - MARYLAND, INC.
                             BEVERLY ENTERPRISES - MASSACHUSETTS, INC.
                             BEVERLY ENTERPRISES - MISSISSIPPI, INC.
                             BEVERLY ENTERPRISES - MISSOURI, INC.
                             BEVERLY ENTERPRISES - NEBRASKA, INC.
                             BEVERLY ENTERPRISES - NEW JERSEY, INC.
                             BEVERLY ENTERPRISES - NORTH CAROLINA, INC.
                             BEVERLY ENTERPRISES - OHIO, INC.
                             BEVERLY ENTERPRISES - PENNSYLVANIA, INC.
                             BEVERLY ENTERPRISES - SOUTH CAROLINA, INC.
                             BEVERLY ENTERPRISES - TENNESSEE, INC.
                             BEVERLY ENTERPRISES - VIRGINIA, INC.
                             BEVERLY ENTERPRISES - WASHINGTON, INC.
                             BEVERLY ENTERPRISES - WEST VIRGINIA, INC.
                             BEVERLY ENTERPRISES - WISCONSIN, INC.
                             BEVERLY HEALTH AND REHABILITATION SERVICES, INC. COMMERCIAL MANAGEMENT, INC.
                             COMMUNITY CARE, INC.
                             COMPASSION & PERSONAL CARE SERVICES, INC.
                             HOMECARE PREFERRED CHOICE, INC.
                             HOSPICE PREFERRED CHOICE, INC.
                             MATRIX OCCUPATIONAL HEALTH, INC.
                             MEDICAL ARTS HEALTH FACILITY OF LAWRENCEVILLE, INC. MODERNCARE OF LUMBERTON, INC.
                             NEBRASKA CITY S-C-H, INC.
                             NURSING HOME OPERATORS, INC.
                             SOUTH DAKOTA - BEVERLY ENTERPRISES, INC.
                             TMD DISPOSITION COMPANY
                             VANTAGE HEALTHCARE CORPORATION


                             By: /s/ JOHN G. ARENA
                                --------------------------------------
                                Name:  John G. Arena
                                Title: Secretary

                             BEVERLY ENTERPRISES - KANSAS, LLC
                             BEVERLY ENTERPRISES - MINNESOTA, LLC

                             By: BEVERLY ENTERPRISES - PENNSYLVANIA, INC., its
                                 sole member


                                 By: /s/ JOHN G. ARENA
                                    --------------------------------------
                                    Name:  John G. Arena
                                    Title: Secretary


                             BEVERLY HEALTHCARE LLC


                             By: BEVERLY ENTERPRISES - INDIANA, INC., its member


                                 By: /s/ JOHN G. ARENA
                                    --------------------------------------
                                    Name:  John G. Arena
                                    Title: Secretary


                             By: VANTAGE HEALTHCARE CORPORATION, its member


                                 By: /s/ JOHN G. ARENA
                                    --------------------------------------
                                    Name:  John G. Arena
                                    Title: Secretary

                             GUARANTORS  (OTHER THAN THE GRANTORS)

                             4F FUNDING, INC.
                             AGI - CAMELOT, INC.
                             BEVERLY - BELLA VISTA HOLDING, INC.
                             BEVERLY - MISSOURI VALLEY HOLDING, INC.
                             BEVERLY - RAPID CITY HOLDING, INC.
                             BEVERLY ENTERPRISES - CALIFORNIA INC.
                             BEVERLY ENTERPRISES - DELAWARE, INC.
                             BEVERLY ENTERPRISE - DISTRICT OF COLUMBIA, INC. BEVERLY ENTERPRISES - HAWAII, INC.
                             BEVERLY ENTERPRISES - OREGON, INC.
                             BEVERLY ENTERPRISES - TEXAS, INC.
                             BEVERLY ENTERPRISES INTERNATIONAL LIMITED
                             BEVERLY HEALTHCARE - CALIFORNIA, INC.
                             BEVERLY MANOR INC. OF HAWAII
                             BEVERLY SAVANA CAY MANOR, INC.
                             CERES STRATEGIES, INC.
                             EASTERN HOME HEALTH SUPPLY & EQUIPMENT CO., INC. HALLMARK CONVALESCENT HOMES, INC.
                             HOSPICE OF EASTERN CAROLINA, INC.
                             LIBERTY NURSING HOMES, INCORPORATED
                             PETERSEN HEALTH CARE, INC.
                             SOUTH ALABAMA NURSING HOME, INC.
                             SPECTRA HEALTHCARE ALLIANCE, INC.
                             TAR HEEL INFUSION COMPANY, INC.


                             By: /s/ JOHN G. ARENA
                                 --------------------------------------
                                 Name:  John G. Arena
                                 Title: Secretary


                             CERES SELECT, LLC
                             CERES STRATEGIES MEDICAL SERVICES, LLC

                             By: CERES STRATEGIES, INC., its sole member


                             By: /s/ JOHN G. ARENA
                                 --------------------------------------
                                 Name:  John G. Arena
                                 Title: Secretary

                             AEDON STAFFING, LLC

                             By: SPECTRA HEALTHCARE ALLIANCE, INC., its sole
                                 member


                                 By: /s/ JOHN G. ARENA
                                     --------------------------------------
                                     Name:  John G. Arena
                                     Title: Secretary



                             BEVERLY INDIANAPOLIS, LLC

                             By: BEVERLY HEALTHCARE LLC


                                 By: BEVERLY ENTERPRISES - INDIANA, INC., its
                                     member


                                     By: /s/ JOHN G. ARENA
                                         --------------------------------------
                                         Name:  John G. Arena
                                         Title: Secretary


                                By: VANTAGE HEALTHCARE CORPORATION, its
                                    member


                                     By: /s/ JOHN G. ARENA
                                         --------------------------------------
                                         Name:  John G. Arena
                                         Title: Secretary